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                                                                Exhibit 10.99(a)

                   AMENDMENT NO. 1 TO SHARE PURCHASE AGREEMENT

                                     BETWEEN

                            Q-MED INTERNATIONAL B.V.

                                       AND

                              STARTSKOTTET 21914 AB

                            DATED AS OF MARCH 7, 2003

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                   AMENDMENT NO. 1 TO SHARE PURCHASE AGREEMENT

                  Amendment No. 1 (the "AMENDMENT"), dated as of March 7, 2003, to the Share Purchase Agreement (the "SHARE PURCHASE AGREEMENT"), dated as of February 10, 2003, between Q-Med International B.V., a company organized under the laws of the Netherlands with its statutory seat at Amsterdam, the Netherlands and its principal offices at Naritaweg 165, 1043 BW Amsterdam, the Netherlands (the "SELLER"), and Startskottet 21914 AB (under proposed change of name to Medicis Sweden Holdings AB), a Swedish limited liability company with corporate registration number 556632-3548 (the "PURCHASER"). Any capitalized term used herein and not otherwise defined herein shall have the meaning ascribed to it in the Share Purchase Agreement.

                  WHEREAS, the Parties have entered into the Share Purchase Agreement governing the sale by the Seller of the Shares to the Purchaser and the purchase by the Purchaser of the Shares; and

                  WHEREAS, the Parties desire to clarify the understanding and intent of the Parties with respect to the Share Purchase Agreement including, but not limited to, their mutual intention for written rectification of the Share Purchase Agreement in order to rectify the erroneous reference to Q-Med International Holding B.V. in the Share Purchase Agreement which is to be replaced by reference to Q-Med International B.V., being the Seller and therefore intended to be a party to the Share Purchase Agreement by both Parties hereto on February 10, 2003 and ever since thereafter; and

                  WHEREAS, the Parties desire to clarify the understanding and intent of the Parties with respect to the Share Purchase Agreement including, but not limited to, their mutual intention for written clarification of the reference to Medicis Sweden Holdings AB in the Share Purchase Agreement which is to be replaced by reference to Startskottet 21914 AB (under proposed change of name to Medicis Sweden Holdings AB), being the Purchaser on February 10, 2003 and ever since thereafter; and

                  WHEREAS, Section 11.12 of the Share Purchase Agreement provides that the Share Purchase Agreement may be modified or amended only by written agreement of the Parties thereto signed by authorized representatives of the Parties thereto and specifically referencing the Share Purchase Agreement.

                  NOW, THEREFORE, in consideration of the premises and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, intending to be legally bound hereby, the parties hereto hereby agree as follows:

         1. The reference to "Q-Med International Holding B.V., a company organized under the laws of the Netherlands" in the preamble of the Share Purchase Agreement and the Schedules is hereby deleted and "Q-Med International B.V., a company organized under the laws of the Netherlands with its statutory seat at Amsterdam, the Netherlands and its principal offices at Naritaweg 165, 1043 BW Amsterdam, the Netherlands" is inserted in lieu thereof.

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         2.       The reference to "Q-Med International Holding B.V." in Section
11.2 and the signature block to the Share Purchase Agreement is hereby deleted and "Q-Med International B.V." is inserted in lieu thereof.

         3. The reference to "Medicis Sweden Holdings AB, a company organized under the laws of the Kingdom of Sweden" in the preamble of the Share Purchase Agreement and the Schedules is hereby deleted and "Startskottet 21914 AB (under proposed change of name to Medicis Sweden Holdings AB), a Swedish limited liability company with corporate registration number 556632-3548" is inserted in lieu thereof.

         4. The reference to "Medicis Sweden Holdings AB" in Section 11.2 and the signature block to the Share Purchase Agreement is hereby deleted and "Startskottet 21914 AB (under proposed change of name to Medicis Sweden Holdings
AB)" is inserted in lieu thereof.

         5. Section 3.5 is hereby amended and restated in its entirety to read as follows:

                  "Except as set forth on Section 3.5 and the agreements or other arrangements described in Section 5.15 and, as of the Closing, cash in the amount of SEK 126,490, Newco does not have (a) any contracts, agreements, commitments, obligations or other similar understandings, whether oral or written, (b) any liabilities or obligations of any nature whatsoever or (c) any assets, including but not limited to, real property, intellectual property or personal property."

         6. Section 5.15 is hereby amended and restated in its entirety to read as follows:

                  On the Closing Date and for a period of at least three (3) months thereafter, the Purchaser shall cause Newco to (a) employ the Person set forth on Schedule 5.15 (the "NEWCO EMPLOYEE") in the same position and on the same terms and conditions as Newco employed such Newco Employee immediately prior to the Closing Date, unless the Newco Employee voluntarily resigns prior to the end of such three (3) month period, and (b) honor the existing terms and conditions of the Consulting Agreement, dated December 10, 2002, by and between Q-Med AB and Q-Med, Inc. (the "CONSULTING AGREEMENT").

         7. The second sentence in Section 9.1(b) is hereby amended and restated in its entirety to read as follows:

                  "All amounts paid to Purchaser Indemnified Persons pursuant to
Section 9.1 of this Agreement and all amounts paid to Licensee Indemnified Persons (as such term is defined in the Amended and Restated License Agreement) pursuant to Section 9.1 of the Amended and Restated License Agreement shall be aggregated for purposes of determining the satisfaction of the Cap."

         8. The second sentence in Section 9.2(b) is hereby amended and restated in its entirety to read as follows:

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                  "All amounts paid to Seller Indemnified Person pursuant to this Section 9.2 and all amounts paid to Licensor Indemnified Persons (as such term is defined in the Amended and Restated License Agreement) pursuant to
Section 9.2 of the Amended and Restated License Agreement shall be aggregated for purposes of determining the satisfaction of the Cap."

         9. Schedule 3.4 to the Share Purchase Agreement is hereby amended and restated in its entirety and, as so amended and restated, is set forth in Appendix A hereto.

         10. Schedule 3.5 to the Share Purchase Agreement is hereby amended and restated in its entirety and, as so amended and restated, is set forth in Appendix B hereto.

                           **Signature page follows**

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                  IN WITNESS WHEREOF, the Parties hereto have executed this
Amendment as of the date first above written.

                                           Q-MED INTERNATIONAL B.V.

                                           By: /s/ Bengt Agerup
                                               ---------------------------------
                                               Name: Bengt Agerup
                                               Title: Director

                                           By: /s/ Erika Kjellberg-Eriksson
                                               ---------------------------------
                                               Name: Erika Kjellberg-Eriksson
                                               Title: Director

                                           STARTSKOTTET 21914 AB (UNDER PROPOSED
                                           CHANGE OF NAME TO MEDICIS SWEDEN
                                           HOLDINGS AB)

                                           By: /s/ Jonah Shacknai
                                               ---------------------------------
                                               Name: Jonah Shacknai
                                               Title: Director